UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

(480) 220-6814
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Closing of Business Combination

On March 16, 2026 (the “Closing Date”), the business combination by and among Signing Day Sports, Inc., a Delaware corporation (“Signing Day Sports” or the “Company”), BlockchAIn Digital Infrastructure, Inc., a Delaware corporation (“BlockchAIn”), One Blockchain LLC, a Delaware limited liability company (“One Blockchain”), BCDI Merger Sub I Inc., a Delaware corporation and a wholly owned subsidiary of Holdings (“Merger Sub I”), and BCDI Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of BlockchAIn (“Merger Sub II”) closed. Pursuant to the Business Combination Agreement, dated May 27, 2025, as amended, Merger Sub I merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of BlockchAIn (the “Signing Day Sports Merger”) and Merger Sub II merged with and into One Blockchain, with One Blockchain surviving as a wholly-owned subsidiary of BlockchAIn (the “One Blockchain Merger”). The Signing Day Sports Merger and the One Blockchain Merger are referred to collectively herein as, the “Business Combination”.

Item 1.02 Termination of a Material Definitive Agreement.

On March 13, 2026, the Company gave written notice of termination of the Purchase Agreement, dated as of July 21, 2025 (the “Purchase Agreement”), between the Company and Helena Global Investment Opportunities 1 Ltd. Pursuant to the terms of the Purchase Agreement, the termination of all obligations of the Company under the Purchase Agreement will become effective on March 20, 2026, except as otherwise provided therein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained under the heading “Termination Agreement” under Item 1.01 and under Item 3.02 of the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on September 19, 2024 and the information contained under Item 1.01 and Item 3.02 of the Current Report on Form 8-K filed by the Company with the SEC on October 15, 2024 (collectively, the “2024 Form 8-Ks”), is incorporated by reference herein.

On March 13, 2026, the Company issued 3,172,704 shares (the “Additional Termination Shares”) of common stock, par value $0.0001 per share, of the Company (the “Signing Day Sports common stock”), to Boustead Securities, LLC (“Boustead”), pursuant to the Termination Agreement, dated as of September 18, 2024, as amended by the letter agreement, dated as of October 15, 2024 (as amended, the “Amended Termination Agreement”), between the Company and Boustead. Pursuant to the Amended Termination Agreement, the number of Additional Termination Shares was equal to 10.35% of the aggregate number of shares of common stock (or other securities) issued by the Company in any transaction other than a Change in Control (as defined in the Amended Termination Agreement) following the issuance of the Initial Termination Shares (as defined in the Amended Termination Agreement), and, in compliance with the Amended Termination Agreement, were issued by the later of (i) five business days after the date of such issuance and (ii) the date that the NYSE American LLC (the “NYSE American”) authorized the issuance of the Additional Termination Shares. Such authorization was obtained from the NYSE American, subject to stockholder approval of the issuance of the Additional Termination Shares. Such approval was obtained at a special stockholder meeting of the Company held on March 13, 2026, at which a majority of the stockholders of record of the Company present or represented by proxy at the meeting approved a proposal to consider and vote on the issuance prior to the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”) of 20% or more of the issued and outstanding Signing Day Sports common stock as of September 18, 2024 pursuant to the Termination Agreement to comply with Section 713 of the NYSE American Company Guide.

The Additional Termination Shares were offered and sold to Boustead by the Company in a transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D thereunder.

Item 5.01 Changes in Control of Registrant.

The information contained under Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grants of Restricted Shares

On March 13, 2026, the Compensation Committee (the “Compensation Committee”) of the board of directors of the Company approved the following grants of restricted shares of Signing Day Sports common stock pursuant to the Signing Day Sports, Inc. Amended and Restated 2022 Equity Incentive Plan, as amended by Amendment No. 1 to the Signing Day Sports, Inc. Amended and Restated 2022 Equity Incentive Plan (the “Plan”), subject to the execution of restricted stock award agreements in the standard form with respect to the Plan, which vest immediately upon grant:

●	The grant of 401,000 shares to Daniel Nelson, Chief Executive Officer and Chairman;

●	the grant of 50,000 shares to Damon Rich, Chief Financial Officer; and

●	the grant of 20,000 shares to Craig Smith, Chief Operating Officer and Secretary.

Resignations of Officers and Directors

On March 16, 2026, upon the consummation of the Business Combination, Daniel Nelson resigned from his positions as Chief Executive Officer and Chairman of the Company. On the same date, Damon Rich resigned from his position as Chief Financial Officer of the Company. On the same date, Craig Smith resigned from his positions as Chief Operating Officer and Secretary of the Company. On the same date, Jeffry Hecklinski resigned from his position as President of Company. On the same date, each of Peter Borish, Greg Economou, Roger Mason, Daniel Nelson, and Jeffry Hecklinski resigned as directors of the Company. Each of the resignations described above was in connection with the Closing, and was not the result of any disagreement with the Company on any matter known to an executive officer of the Company relating to the operations, policies or practices of the Company.

Elections of Directors and Officers

Immediately following the resignations disclosed above, Jerry Tang was elected as a director of the Company. Immediately following such election, Jerry Tang and Jolienne Halisky were appointed as Chief Executive Officer and Chief Financial Officer of the Company, respectively.

Jerry Tang. Mr. Tang has been the Chief Executive Officer of One Blockchain (as defined under Item 8.01 below) since October 2021, the President of One Blockchain since January 2026, and the Chief Executive Officer of BlockchAIn (as defined under Item 8.01 below) since March 16, 2026. Since November 2021, Mr. Tang has also served as the Chief Executive Officer of TigerDC, an AI data center development company. Since December 2023, Mr. Tang has also been the Executive Chairman of Gentle Scan, a provider of breast cancer detection services. Since January 2024, Mr. Tang has also been the Chief Executive Officer of Atlas Cloud AI LLC, an AI cloud infrastructure provider. Since March 2021, Mr. Tang also been Founding Partner of VCV Digital Solutions LLC, a venture capital company specializing in technology, digital assets, blockchain, and AI. From January 2007 to March 2021, Mr. Tang was a managing director at Natixis, an investment bank. Mr. Tang received a MS in Engineering from Columbia University and a BS in Engineering from Huazhong University of Science & Technology. We believe that Mr. Tang is qualified to serve as a director of Signing Day Sports due to his extensive executive and board experience and valuable strategic insight.

Jolienne Halisky, CPA, CMA. Ms. Halisky has been the Chief Financial Officer of One Blockchain since August 2025 and the Chief Financial Officer of BlockchAIn since March 16, 2026. Ms. Halisky has more than 25 years of financial leadership experience across manufacturing, technology, energy, real estate, and professional services. She previously served as a Fractional CFO with The Finance Group Global from 2023 to August 2025, a consultancy firm, providing fractional CFO services and leading cross-border M&A, tax, and succession planning initiatives. Her prior roles include Business Advisor & Consultant with Boese & Co LLP from 2021 to 2023, Director of Finance & Corporate Services with CAREERS from 2020 to 2021, and Director of Finance with Parkland County from 2019 to 2020. Ms. Halisky holds the Chartered Professional Accountant designation and received her accreditation in 1997.

There are no family relationships among Mr. Tang and Ms. Halisky, and the Company has no other executive officers or directors. There are and have been no transactions in which the Company was or is to be a participant in which Mr. Tang or Ms. Halisky has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

As previously disclosed under Item 1.01 of the Current Reports on Form 8-K filed by the Company with the SEC on May 28, 2025, November 12, 2025, and December 22, 2025, the information of which is incorporated by reference herein, on May 27, 2025, the Company entered into the Business Combination Agreement. The Business Combination Agreement provides for (1) the merger of Merger Sub I with and into Signing Day Sports, with Signing Day Sports surviving as a wholly-owned subsidiary of BlockchAIn, and (2) the merger of Merger Sub II with and into One Blockchain, with One Blockchain surviving as a wholly-owned subsidiary of BlockchAIn. In addition, the Business Combination Agreement provides for each stockholder of Signing Day Sports the right to receive a certain fraction, subject to adjustment (the “Exchange Ratio”), of registered common shares, $0.0001 par value per share, of BlockchAIn (“BlockchAIn common shares” or “BlockchAIn common stock”), in exchange for each outstanding share of Signing Day Sports common stock at the Closing. In addition, the Business Combination Agreement  provides for each outstanding option to purchase Signing Day Sports common stock or outstanding warrant to purchase Signing Day Sports common stock that was not previously exercised prior to Closing to be converted into an option or warrant, as applicable, to purchase a number of BlockchAIn common shares equal to the number of shares of Signing Day Sports common stock subject to such option or warrant immediately prior to the Closing multiplied by the Exchange Ratio, with the per share exercise price divided by the Exchange Ratio, and each option to be immediately become fully vested.

As previously disclosed in a Current Report on Form 8-K filed by Signing Day Sports with the SEC on February 20, 2026, the information of which is incorporated by reference herein, BlockchAIn determined that the Exchange Ratio would be equal to the fraction obtained by dividing (i) the number that was equal to the last reported sale price of the Signing Day Sports common stock on the last trading day of the Signing Day Sports common stock prior to the Closing, by (ii) 7.5, except that if the Exchange Ratio would have otherwise resulted in a fractional BlockchAIn common share, the Exchange Ratio was rounded up to one (1) with respect to that BlockchAIn common share.

The BlockchAIn common shares were registered for issuance to the stockholders of Signing Day Sports common stock under a Registration Statement on Form S-4, as amended (File No. 333-291856), which was declared effective by the SEC on January 30, 2026. On February 17, 2026, BlockchAIn filed a definitive proxy statement of the Company and a prospectus of BlockchAIn.

As previously disclosed in a Current Report on Form 8-K filed by Signing Day Sports with the SEC on March 13, 2026, the stockholders of Signing Day Sports approved the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement and certain other proposals.

On the Closing Date, the Closing occurred under the Business Combination Agreement. Pursuant to the terms of the Business Combination Agreement, on the Closing Date, Merger Sub I merged with and into Signing Day Sports, with Signing Day Sports continuing as the surviving corporation and a direct wholly-owned subsidiary of BlockchAIn, and Merger Sub II merged with and into One Blockchain, with One Blockchain continuing as the surviving limited liability company and a direct wholly-owned subsidiary of BlockchAIn.

As previously disclosed in a Current Report on Form 8-K filed by Signing Day Sports with the SEC on March 13, 2026, based on the last reported sale price of the Signing Day Sports common stock on March 13, 2026 as reported by the NYSE American, or $0.70, the final Exchange Ratio was determined to be 0.09334 , except that if the Exchange Ratio would otherwise result in a fractional BlockchAIn common share, the Exchange Ratio will be rounded up to one (1) with respect to that BlockchAIn common share.

In accordance with the Business Combination Agreement and the Exchange Ratio indicated above, on the Closing Date, each outstanding share of Signing Day Sports common stock was exchanged for the right to receive 0.09334 of one (1) BlockchAIn common share, subject to rounding up of fractional shares. As a result, at the Closing, an aggregate of 3,198,511 BlockchAIn common shares were issued to the holders of Signing Day Sports common stock in exchange for all shares of Signing Day Sports common stock, subject to rounding adjustments.

In addition, each outstanding option to purchase Signing Day Sports common stock or outstanding warrant to purchase Signing Day Sports common stock was converted into an option or warrant, as applicable, to purchase 0.09334 of one (1) BlockchAIn common share for each share of Signing Day Sports common stock subject to such option or warrant immediately prior to the Closing Date, with the per share exercise price of such option or warrant, as applicable, divided by 0.09334 , and each option immediately became fully vested.

In addition, pursuant to the terms of the Business Combination Agreement, (i) an aggregate of 33,225,888 BlockchAIn common shares were issued to the members of One Blockchain in exchange for all membership interests of One Blockchain, and (ii) pursuant to the M&A Advisory Agreement by and between One Blockchain LLC c/o VCV Digital and Maxim Group LLC dated January 29, 2025), BlockchAIn issued to Maxim Group LLC (“Maxim Group”), as the financial advisor to One Blockchain (as the agreed consideration for advisory services provided to One Blockchain) and the designee of Maxim Partners LLC, at the Closing, a number of BlockchAIn common shares equal to 3.5% of the total transaction enterprise value, or a total of 1,204,669 BlockchAIn common shares.

Accordingly, in accordance with the terms of the Business Combination Agreement, the former members of One Blockchain collectively own approximately 88.3% of the outstanding BlockchAIn common shares, the former stockholders of Signing Day Sports collectively own approximately 8.5% of the BlockchAIn common shares, and Maxim Group owns approximately 3.2% of the BlockchAIn common shares.

On March 17, 2026, Signing Day Sports’s common stock ceased trading on the NYSE American, and BlockchAIn common shares began trading on the NYSE American on March 17, 2026, under the symbol “AIB.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2026	SIGNING DAY SPORTS, INC.

/s/ Jerry Tang
	Name:	Jerry Tang
	Title:	Chief Executive Officer